UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2008

NS8 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-75956	13-4142621
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6080 Center Drive, 6th Floor
Los Angeles, CA, USA 90045
(Address of principal executive offices)

(310) 242-5754
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)            Resignation of Director

On January 28, 2008, Brent Bysouth resigned as a Director of the Company. Mr. Bysouth’s resignation is related solely to personal matters and did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(b)            Resignation of Principal Officer

On January 25, 2008, Carl Segal resigned as Executive Vice President of Sales of the Company. Mr. Segal’s resignation is related solely to personal matters and did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(a)            Financial statements of business acquired.

Not applicable.

(b)            Pro forma financial information.

Not applicable.

(c)            Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS8 Corporation (Registrant)

Date: January 31, 2008	By:	/s/ James C. Forbes
James C. Forbes
Chief Executive Officer